MAA	February 6, 2013	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2012				2011	2012				2011
	Dec 31 (1)	Sept 30	Jun 30	Mar 31	Dec 31	Dec 31 (2)	Sept 30	Jun 30	Mar 31	Dec 31
Same store communities	40,609	40,609	40,609	40,609	40,181	136	136	136	136	135
Stabilized non-same store communities	6,460	6,700	6,206	5,667	6,691	22	23	24	22	25
Development communities	774	1,220	1,220	1,220	950	2	3	3	3	2
Lease-up communities	740	-	-	-	-	2	-	-	-	-
Wholly-owned communities	48,583	48,529	48,035	47,496	47,822	162	162	163	161	162
Joint venture communities	1,782	1,782	1,782	2,261	2,261	6	6	6	7	7
Total Multifamily communities	50,365	50,311	49,817	49,757	50,083	168	168	169	168	169

	(1) The Number of Units for Development Communities includes 774 units which have not yet been delivered and are unavailable for occupancy.					(2) The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE

3.4% of Multifamily Gross Assets		Units
			Percent	Percent of				Current
			Available	Available to Occupy		Estimated Cost		Cost	Construction		Initial	Expected
	MSA	Total	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
River's Walk	Charleston	270	0%	N/A	N/A	$33,400	$124	$15,200	1Q12	4Q13	2Q13	4Q14
1225 South Church Phase II	Charlotte	210	0%	N/A	N/A	$27,300	$130	$23,400	2Q11	1Q13	1Q13	1Q14
220 Riverside	Jacksonville	294	0%	N/A	N/A	$40,400	$137	$5,300	4Q12	4Q14	3Q14	4Q15
Total		774	0%	N/A	N/A	$101,100	$131	$43,900

						Current
LEASE-UP COMMUNITIES		Total	Percent	Estimated Cost		Cost	Construction	Expected
	MSA	Units	Occupied	Total	per Unit	to Date	Finished	Stabilized
Ridge at Chenal Valley	Little Rock	312	77%	$29,200	$94	$29,100	3Q12	3Q13
Cool Springs	Nashville	428	77%	$56,400	$132	$56,300	4Q12	4Q13
Total		740	77%	$85,600	$116	$85,400

DEVELOPMENT AND LEASE-UP OPERATING DATA

	2012				2011
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
Revenue from development communities	$2	$1,649	$771	$197	$2
Revenue from lease-up communities	2,139	-	-	-	-
Total development and lease-up revenues	2,141	1,649	771	197	2

Operating expenses from development communities	7	593	379	232	55
Operating expenses from lease-up communities	618	-	-	-	-
Total development and lease-up operating expenses	625	593	379	232	55

Total development and lease-up NOI	$1,516	$1,056	$392	$(35)	$(53)
Number of communities represented (4)	4	3	3	3	2

(4) The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	February 6, 2013	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

						Average
						Effective
		As of December 31, 2012				Rent for the
				Percent to		Three Months
		Completed	Gross	Total of Gross	Physical	Ended
		Units	Real Assets	Real Assets	Occupancy	Dec 31, 2012

Dallas, TX		4,810	$359,330	9.3%	95.6%	$895.72
Atlanta, GA		2,998	$304,859	7.9%	93.2%	$963.00
Jacksonville, FL		3,950	$280,971	7.3%	96.3%	$844.84
Nashville, TN		2,779	$227,612	5.9%	94.9%	$892.36
Houston, TX		2,909	$222,726	5.8%	95.0%	$898.61
Austin, TX		2,255	$178,390	4.6%	96.0%	$928.86
Raleigh/Durham, NC		1,549	$159,525	4.2%	96.0%	$927.73
Tampa, FL		1,786	$129,383	3.4%	94.8%	$935.85
Phoenix, AZ		1,024	$115,519	3.0%	95.5%	$783.36
Orlando, FL		682	$64,745	1.7%	94.6%	$904.05
South Florida		480	$55,539	1.4%	93.8%	$1,379.49
Richmond, VA		300	$41,968	1.1%	92.0%	$1,232.55
Charlotte, NC		196	$27,284	0.7%	96.4%	$1,190.32
Large Markets		25,718	$2,167,851	56.3%	95.2%	$914.28

Memphis, TN		3,305	$192,438	5.0%	96.2%	$763.14
San Antonio, TX		1,176	$111,752	2.9%	93.2%	$986.43
Greenville, SC		1,748	$91,810	2.4%	95.0%	$679.10
Columbus, GA		1,509	$85,771	2.2%	94.7%	$754.43
Little Rock, AR		1,056	$78,063	2.0%	95.6%	$821.67
Savannah, GA		782	$72,168	1.9%	92.2%	$925.22
Jackson, MS		1,241	$66,497	1.7%	95.2%	$780.04
Lexington, KY		924	$64,738	1.7%	93.5%	$778.97
Norfolk, Hampton, VA Beach, VA		536	$55,121	1.4%	95.9%	$1,072.19
Kansas City, MO		323	$52,092	1.4%	92.9%	$1,222.15
Tallahassee, FL		604	$45,662	1.2%	95.7%	$896.16
Augusta, GA/Aiken, SC		912	$45,005	1.2%	94.6%	$692.99
Birmingham, AL		440	$43,924	1.1%	90.9%	$996.67
Charleston, SC		488	$43,865	1.1%	96.1%	$1,003.47
Chattanooga, TN		943	$43,083	1.1%	94.5%	$731.33
Macon, GA		694	$41,599	1.1%	95.2%	$752.19
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida		2,130	$138,452	3.6%	95.1%	$784.71
Georgia		1,233	$74,140	1.9%	98.3%	$712.89
Alabama		752	$47,997	1.3%	94.1%	$727.79
Virginia		232	$39,216	1.0%	94.0%	$1,358.83
Tennessee		665	$37,324	1.0%	95.5%	$678.82
South Carolina		576	$33,997	0.9%	93.6%	$748.22
Kentucky		624	$33,325	0.9%	95.8%	$759.08
North Carolina		240	$9,643	0.3%	96.3%	$597.84
Secondary Markets		23,133	$1,547,682	40.3%	95.0%	$798.94

Subtotal		48,851	$3,715,533	96.6%	95.1%	$859.66
	Total
	Units
Nashville, TN Large	428	428	$56,273	1.5%	76.6%	$1,422.55
Charleston, SC Secondary	270	-	$15,170	0.4%	N/A	N/A
Little Rock, AR Secondary	312	312	$29,134	0.8%	77.2%	$1,013.43
Charlotte, NC Large	210	-	$23,400	0.6%	N/A	N/A
Jacksonville, FL Large	294	-	$5,298	0.1%	N/A	N/A
Lease-up and Development	1,514	740	$129,275	3.4%	76.9%	$1,195.14

Total Multifamily Communities	50,365	49,591	$3,844,808	100.0%	94.8%	$865.49

MAA	February 6, 2013	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2012	2011	Change	2012	2011	Change
Revenues	$106,713	$101,016	5.6%	$419,863	$401,002	4.7%
Expense	42,998	42,276	1.7%	174,285	170,531	2.2%
NOI	$63,715	$58,740	8.5%	$245,578	$230,471	6.6%

	Percent Change from Prior Year
	1Q12	2Q12	3Q12	4Q12	YTD
Revenues	4.5%	4.6%	4.2%	5.6%	4.7%
Expense	4.5%	1.9%	1.0%	1.7%	2.2%
NOI	4.5%	6.5%	6.7%	8.5%	6.6%

	Percent Change from Prior Quarter
	1Q12	2Q12	3Q12	4Q12
Revenues	1.7%	1.5%	1.5%	0.7%
Expense	1.4%	1.1%	3.5%	-4.3%
NOI	1.9%	1.8%	0.1%	4.4%

NOI BRIDGE

Dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/12	9/30/12	12/31/11	12/31/12	12/31/11
NOI
Large market same store	$34,807	$33,058	$31,240	$132,711	$122,447
Secondary market same store	28,908	27,952	27,500	112,867	108,024
Total same store	63,715	61,010	58,740	245,578	230,471
Non-same store	15,920	13,521	10,073	51,498	27,565
Total NOI	79,635	74,531	68,813	297,076	258,036
Held for sale NOI included above	(180)	(462)	(2,557)	(4,136)	(10,824)
Management fee income	212	209	266	899	1,017
Depreciation and amortization	(33,449)	(31,984)	(29,767)	(126,136)	(110,870)
Acquisition expense	(7)	(1,343)	(988)	(1,581)	(3,319)
Property management expenses	(5,600)	(5,460)	(5,458)	(22,084)	(20,700)
General and administrative expenses	(3,326)	(3,527)	(4,078)	(13,762)	(18,123)
Interest and other non-property income	87	89	203	430	802
Interest expense	(15,773)	(14,698)	(14,734)	(58,751)	(57,415)
Loss on debt extinguishment	(659)	-	(644)	(654)	(755)
Amortization of deferred financing costs	(941)	(971)	(756)	(3,552)	(2,902)
Net casualty gain (loss) and other settlement proceeds	18	(22)	73	(6)	(619)
Gain (loss) on sale of non-depreciable or non-real estate assets	-	48	921	45	1,084
Loss from real estate joint ventures	(53)	(72)	(63)	(223)	(593)
Discontinued operations	3,243	15,740	8,714	42,260	16,412
Net income attributable to noncontrolling interests	(900)	(1,212)	(1,187)	(4,602)	(2,410)
Net income attributable to MAA	$22,307	$30,866	$18,758	$105,223	$48,821

MAA	February 6, 2013	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent

SAME STORE CURRENT PERIOD ACTUALS As of December 31, 2012, unless otherwise noted

		Three Months Ended December 31, 2012
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,791	$10,685	$4,352	$6,333	$861.60	95.6%	94.3%	54.7%
Jacksonville, FL	3,471	$8,762	$3,277	$5,485	$796.11	96.5%	94.2%	53.3%
Nashville, TN	2,479	$7,108	$2,638	$4,470	$879.06	95.0%	93.0%	58.0%
Atlanta, GA	2,109	$5,900	$2,363	$3,537	$860.34	92.7%	90.5%	50.7%
Houston, TX	2,281	$6,529	$2,870	$3,659	$884.14	95.0%	92.7%	56.7%
Raleigh/Durham, NC	1,341	$3,753	$1,348	$2,405	$860.40	96.1%	94.0%	51.5%
Austin, TX	1,776	$5,207	$2,235	$2,972	$879.40	95.9%	95.0%	54.2%
Phoenix, AZ	1,024	$2,638	$1,161	$1,477	$783.36	95.5%	92.9%	61.1%
Tampa, FL	1,552	$4,623	$1,856	$2,767	$914.96	94.7%	93.6%	49.4%
South Florida	480	$2,024	$732	$1,292	$1,379.49	93.8%	91.2%	44.8%
Orlando, FL	288	$695	$285	$410	$778.45	93.8%	91.4%	46.9%
Large Markets Total	20,592	$57,924	$23,117	$34,807	$867.53	95.2%	93.3%	54.0%

Secondary Markets
Memphis, TN	3,305	$8,001	$3,484	$4,517	$763.14	96.2%	92.8%	53.5%
Greenville, SC	1,748	$3,860	$1,615	$2,245	$679.10	95.0%	92.0%	57.5%
Columbus, GA	1,509	$3,671	$1,474	$2,197	$754.43	94.7%	91.2%	66.3%
Jackson, MS	1,241	$3,094	$1,192	$1,902	$780.04	95.2%	91.6%	61.2%
Lexington, KY	924	$2,236	$841	$1,395	$778.97	93.5%	91.9%	60.9%
Little Rock, AR	808	$1,846	$724	$1,122	$731.60	96.2%	93.7%	54.6%
Savannah, GA	526	$1,571	$546	$1,025	$920.12	94.9%	93.9%	61.2%
Augusta, GA/Aiken, SC	912	$2,056	$889	$1,167	$692.99	94.6%	93.3%	62.7%
Charleston, SC	488	$1,591	$570	$1,021	$1,003.47	96.1%	94.4%	62.3%
Chattanooga, TN	943	$2,312	$991	$1,321	$731.33	94.5%	93.7%	57.1%
Jackson, TN	665	$1,443	$679	$764	$678.82	95.5%	93.2%	57.4%
Columbia, SC	576	$1,440	$672	$768	$748.22	93.6%	89.8%	50.7%
Huntsville, AL	544	$1,258	$523	$735	$708.31	93.0%	90.3%	55.0%
Warner Robins, GA	504	$1,242	$478	$764	$742.57	99.8%	95.3%	56.3%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	2,230	$5,552	$2,211	$3,341	$774.54	95.2%	92.9%	56.4%
Georgia	1,126	$2,536	$1,065	$1,471	$703.87	97.3%	93.8%	59.1%
Kentucky	624	$1,492	$513	$979	$759.08	95.8%	93.5%	52.4%
Texas	400	$1,166	$471	$695	$921.12	96.8%	94.5%	70.3%
Alabama	408	$1,043	$436	$607	$758.92	97.1%	95.2%	55.1%
Virginia	296	$908	$316	$592	$928.32	96.3%	93.8%	67.2%
North Carolina	240	$471	$191	$280	$597.84	96.3%	94.0%	65.4%
Secondary Markets Total	20,017	$48,789	$19,881	$28,908	$757.04	95.5%	92.8%	58.2%

Total Same Store	40,609	$106,713	$42,998	$63,715	$813.07	95.4%	93.1%	56.1%

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

MAA	February 6, 2013	Supplemental Data S-5

SAME STORE GROWTH DETAILS

SAME STORE PERCENT CHANGE TO THREE MONTHS ENDED DECEMBER 31, 2012

FROM THREE MONTHS ENDED SEPTEMBER 30, 2012 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2011 (PRIOR YEAR)

									Average
	Revenue		Expense		NOI		Physical Occupancy		Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.9%	8.7%	-5.2%	1.5%	5.6%	14.3%	-1.1%	0.6%	1.3%	7.4%
Jacksonville, FL	1.8%	5.1%	-7.2%	0.8%	8.0%	7.9%	-0.7%	0.5%	0.8%	3.7%
Nashville, TN	0.6%	8.4%	-8.8%	-2.2%	7.2%	15.9%	-1.3%	-0.4%	1.3%	7.9%
Atlanta, GA	0.8%	4.2%	-3.6%	0.6%	4.0%	6.8%	-2.6%	-1.3%	0.6%	4.1%
Houston, TX	0.3%	7.3%	-0.8%	3.5%	1.2%	10.6%	-0.2%	0.7%	1.2%	6.9%
Raleigh/Durham, NC	0.1%	6.0%	-3.2%	1.7%	2.0%	8.6%	0.5%	1.2%	-0.1%	4.9%
Austin, TX	1.5%	12.1%	-3.2%	4.8%	5.4%	18.4%	-1.6%	-0.4%	1.8%	8.1%
Phoenix, AZ	2.1%	6.4%	1.0%	0.7%	3.1%	11.4%	0.9%	2.7%	1.4%	3.9%
Tampa, FL	0.1%	4.3%	-8.6%	0.8%	6.9%	6.9%	-0.8%	-1.5%	0.8%	4.7%
South Florida	2.4%	8.1%	-7.7%	-3.7%	9.1%	16.1%	-2.0%	-0.6%	0.6%	4.3%
Orlando, FL	1.8%	7.1%	4.8%	8.8%	-0.2%	5.9%	-3.4%	-3.8%	1.0%	5.7%
Large Markets Total	1.0%	7.1%	-4.9%	1.2%	5.3%	11.4%	-1.0%	0.1%	1.0%	5.9%

Secondary Markets
Memphis, TN	0.1%	2.5%	0.5%	1.0%	-0.2%	3.7%	0.5%	1.3%	0.0%	2.4%
Greenville, SC	0.9%	7.6%	-4.7%	4.3%	5.3%	10.0%	-1.1%	-0.1%	1.0%	5.6%
Columbus, GA	-1.3%	0.2%	-6.9%	-1.5%	2.9%	1.3%	-1.3%	0.8%	-0.9%	0.8%
Jackson, MS	-0.1%	1.7%	-3.8%	8.4%	2.3%	-2.0%	0.0%	0.0%	-0.1%	3.0%
Lexington, KY	-0.2%	3.8%	-7.1%	-0.5%	4.4%	6.5%	-2.4%	-2.6%	0.3%	6.2%
Little Rock, AR	-0.7%	0.5%	0.6%	8.1%	-1.5%	-3.9%	-0.1%	-0.2%	0.0%	1.8%
Savannah, GA	2.6%	7.8%	-1.8%	6.4%	5.1%	8.6%	-0.5%	-1.5%	0.9%	5.7%
Augusta, GA/Aiken, SC	-0.9%	2.9%	-4.2%	1.0%	1.7%	4.3%	0.6%	-0.2%	-0.4%	2.3%
Charleston, SC	1.5%	5.6%	-2.1%	5.9%	3.5%	5.4%	-1.0%	1.2%	1.1%	4.7%
Chattanooga, TN	0.1%	6.4%	-1.5%	3.7%	1.4%	8.6%	-2.2%	0.3%	0.8%	5.4%
Jackson, TN	0.3%	3.7%	-10.2%	-4.6%	11.9%	12.5%	-1.3%	0.9%	0.5%	4.6%
Columbia, SC	1.8%	7.3%	0.7%	10.2%	2.8%	4.9%	-4.0%	-1.5%	1.4%	6.5%
Huntsville, AL	3.5%	4.5%	-7.1%	-2.2%	12.6%	9.9%	1.3%	0.2%	-0.6%	2.6%
Warner Robins, GA	3.8%	5.1%	-2.8%	-5.9%	8.5%	13.4%	3.4%	4.2%	-0.2%	2.3%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	0.4%	5.1%	-4.9%	0.8%	4.2%	8.1%	-0.5%	0.0%	0.0%	4.0%
Georgia	0.6%	2.2%	-8.0%	0.1%	7.8%	3.7%	1.6%	1.9%	-0.3%	0.7%
Kentucky	1.2%	8.2%	-2.5%	6.0%	3.2%	9.4%	-1.3%	0.0%	0.8%	7.4%
Texas	0.5%	6.6%	3.1%	5.1%	-1.1%	7.6%	-1.5%	2.3%	0.1%	3.7%
Alabama	1.0%	2.9%	-5.6%	2.1%	6.3%	3.4%	-0.4%	-0.9%	-0.1%	2.5%
Virginia	1.7%	3.5%	-8.1%	9.3%	7.8%	0.7%	-3.0%	2.0%	1.8%	1.6%
North Carolina	-2.3%	1.1%	-3.5%	7.9%	-1.4%	-3.1%	-0.8%	0.5%	0.4%	4.4%
Secondary Markets Total	0.4%	3.9%	-3.6%	2.3%	3.4%	5.1%	-0.5%	0.4%	0.2%	3.5%

Total Same Store	0.7%	5.6%	-4.3%	1.7%	4.4%	8.5%	-0.7%	0.3%	0.6%	4.8%

MAA	February 6, 2013	Supplemental Data S-6

SAME STORE YEAR TO DATE

Dollars in thousands except Average Effective Rent

SAME STORE YEAR TO DATE ACTUALS As of December 31, 2012, unless otherwise noted

						Percent Change From
		Twelve Months Ended December 31, 2012				Twelve Months Ended December 31, 2011
					Average				Average
					Effective				Effective
	Units	Revenue	Expense	NOI	Rent	Revenue	Expense	NOI	Rent
Large Markets
Dallas, TX	3,791	$41,677	$17,675	$24,002	$839.29	7.9%	2.1%	12.6%	8.0%
Jacksonville, FL	3,471	$34,260	$13,668	$20,592	$784.69	3.2%	2.9%	3.3%	3.5%
Nashville, TN	2,479	$27,742	$10,871	$16,871	$853.34	7.7%	3.6%	10.5%	7.2%
Atlanta, GA	2,109	$23,332	$9,491	$13,841	$846.93	3.9%	2.0%	5.3%	4.7%
Houston, TX	2,281	$25,582	$11,508	$14,074	$862.33	6.9%	3.5%	9.8%	6.4%
Raleigh/Durham, NC	1,341	$14,757	$5,382	$9,375	$845.21	6.1%	1.8%	8.7%	5.9%
Austin, TX	1,776	$20,042	$9,025	$11,017	$852.00	10.2%	4.7%	15.1%	9.3%
Phoenix, AZ	1,024	$10,318	$4,566	$5,752	$772.05	4.7%	0.9%	7.9%	4.2%
Tampa, FL	1,552	$18,314	$7,750	$10,564	$898.94	3.8%	3.1%	4.4%	4.3%
South Florida	480	$7,954	$2,976	$4,978	$1,356.88	4.4%	4.2%	4.4%	3.6%
Orlando, FL	288	$2,747	$1,102	$1,645	$763.54	5.8%	5.4%	6.1%	5.3%
Large Markets Total	20,592	$226,725	$94,014	$132,711	$848.75	6.0%	2.9%	8.4%	6.0%

Secondary Markets
Memphis, TN	3,305	$31,884	$14,025	$17,859	$754.58	2.7%	0.3%	4.6%	3.1%
Greenville, SC	1,748	$15,151	$6,533	$8,618	$663.97	6.8%	2.7%	10.1%	5.8%
Columbus, GA	1,509	$14,717	$6,073	$8,644	$755.57	-0.1%	0.0%	-0.2%	3.1%
Jackson, MS	1,241	$12,372	$4,775	$7,597	$774.41	3.5%	5.5%	2.2%	3.8%
Lexington, KY	924	$8,821	$3,424	$5,397	$761.64	3.4%	1.3%	4.7%	5.6%
Little Rock, AR	808	$7,396	$2,824	$4,572	$725.97	1.4%	2.5%	0.8%	2.4%
Savannah, GA	526	$6,093	$2,228	$3,865	$900.17	5.2%	2.4%	6.9%	5.3%
Augusta, GA/Aiken, SC	912	$8,227	$3,579	$4,648	$689.28	1.2%	-1.4%	3.3%	1.0%
Charleston, SC	488	$6,199	$2,298	$3,901	$980.16	5.3%	0.9%	8.1%	5.5%
Chattanooga, TN	943	$9,112	$3,939	$5,173	$715.48	5.5%	3.2%	7.3%	5.9%
Jackson, TN	665	$5,705	$2,799	$2,906	$669.79	3.4%	-0.2%	7.2%	4.9%
Columbia, SC	576	$5,584	$2,609	$2,975	$728.87	4.7%	3.7%	5.6%	5.0%
Huntsville, AL	544	$4,940	$2,121	$2,819	$704.07	1.5%	2.0%	1.1%	2.4%
Warner Robins, GA	504	$4,904	$1,919	$2,985	$738.92	0.7%	-4.9%	4.6%	2.9%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	2,230	$21,953	$9,045	$12,908	$765.45	3.2%	2.0%	4.1%	3.6%
Georgia	1,126	$10,077	$4,377	$5,700	$702.16	0.6%	1.1%	0.2%	1.0%
Kentucky	624	$5,815	$2,050	$3,765	$740.73	6.1%	2.6%	8.0%	7.1%
Texas	400	$4,610	$1,859	$2,751	$913.38	7.7%	0.7%	13.0%	6.5%
Alabama	408	$4,149	$1,740	$2,409	$754.27	3.3%	1.8%	4.5%	3.6%
Virginia	296	$3,555	$1,284	$2,271	$912.53	0.7%	0.6%	0.8%	0.8%
North Carolina	240	$1,874	$770	$1,104	$587.82	2.5%	2.5%	2.5%	4.8%
Secondary Markets Total	20,017	$193,138	$80,271	$112,867	$747.66	3.2%	1.4%	4.5%	3.8%

Total Same Store	40,609	$419,863	$174,285	$245,578	$798.92	4.7%	2.2%	6.6%	5.0%

MAA	February 6, 2013	Supplemental Data S-7

EBITDA AND BALANCE SHEET RATIOS

Dollars in thousands

	Three Months
	Ended
	December 31,	Trailing
	2012	4 Quarters
Net income attributable to MAA	$22,307	$105,223
Depreciation and amortization	33,449	126,136
Interest expense	15,773	58,751
Loss on debt extinguishment	659	654
Amortization of deferred financing costs	941	3,552
Net casualty gain and other settlement proceeds	(23)	(42)
Gain on sale of non-depreciable or non-real estate assets	-	(45)
Depreciation of discontinued operations	93	2,507
Gain on sale of discontinued operations	(3,161)	(41,635)
EBITDA	$70,038	$255,101

	Three Months Ended
	December 31,
	2012		2011
EBITDA/Debt Service	4.13	x	3.68	x
Fixed Charge Coverage (1)	4.44	x	3.88	x
Total Debt/Total Market Capitalization (2)	37.0%		39.2%
Total Debt/Total Gross Assets	44.1%		47.1%
Total Net Debt (3)/Total Gross Assets	43.9%		45.5%
Total Net Debt (3)/EBITDA	6.53	x	7.47	x
Unencumbered Assets/Total Gross Assets	52.5%		30.5%

(1)	Fixed charge coverage represents EBITDA divided by interest expense and any preferred dividends.
(2)	Total Market Capitalization equals the total number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.
(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (4)	BBB	Stable
Moody's Investors Service (5)	Baa2	Stable
Standard & Poor's Ratings Service (4)	BBB-	Positive

(4)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.
(5)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

MAA	February 6, 2013	Supplemental Data S-8

DEBT AS OF DECEMBER 31, 2012

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$831,382	3.8	5.0%
Conventional - Variable Rate - Capped (1)(2)	213,136	3.1	1.0%
Tax-free - Variable Rate - Capped (1)	90,515	3.2	0.9%
Total Secured Fixed or Hedged Rate Debt	1,135,033	3.6	4.0%
Conventional - Variable Rate	55,815	0.2	0.7%
Total Secured Debt	1,190,848	3.4	3.8%
Unsecured Debt
Fixed Rate or Swapped	460,000	7.1	3.8%
Variable Rate	23,000	-	1.5%
Total Unsecured Debt	483,000	6.8	3.7%
Total Debt	$1,673,848	4.4	3.8%

Total Fixed or Hedged Debt	$1,595,033	4.6	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

(2)	Includes a $15 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES

			Effective	Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,291,382	77.2%	4.6%	5.0
Capped debt	303,651	18.1%	1.0%	3.1
Floating (unhedged) debt	78,815	4.7%	0.9%	0.1
Total	$1,673,848	100.0%	3.8%	4.4

			Effective	Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$483,000	28.9%	3.7%	6.9
Secured debt	1,190,848	71.1%	3.8%	5.2
Total	$1,673,848	100.0%	3.8%	5.7

	Total	Percent of	4Q12	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$1,990,671	52.5%	$39,051	49.0%
Encumbered gross assets	1,800,870	47.5%	40,584	51.0%
Total	$3,791,541	100.0%	$79,635	100.0%

MAA	February 6, 2013	Supplemental Data S-9

DEBT AS OF DECEMBER 31, 2012 continued
Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available		Remaining	Years to
	Credit	Amount	Available	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$605,019	$605,019	$-	5.7
Freddie Mac Credit Facilities	198,247	198,247	$-	1.5
Other Secured Borrowings	387,582	387,582	$-	6.5
Unsecured Credit Facility	323,637	23,000	$300,637	2.8
Other Unsecured Debt	460,000	460,000	$-	7.1
Total Debt	$1,974,485	$1,673,848	$300,637	5.7

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Total
2013	$-	$-	$-	$-	$-	$-
2014	153,721	198,247	-	16,312	-	$368,280
2015	120,000	-	23,000	50,777	-	$193,777
2016	80,000	-	-	-	-	$80,000
2017	80,000	-	-	60,855	168,000	$308,855
Thereafter	171,298	-	-	259,638	292,000	$722,936
Total	$605,019	$198,247	$23,000	$387,582	$460,000	$1,673,848

FIXED OR HEDGED INTEREST RATE MATURITIES

	Fixed	Interest	Total		Interest	Total	Average
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Years to
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2013	$-	$190,000	$190,000	5.2%	$7,945	$197,945
2014	16,312	144,000	160,312	5.7%	59,631	$219,943
2015	35,577	75,000	110,577	5.6%	55,200	$165,777
2016	-	-	-	0.0%	89,280	$89,280
2017	128,855	150,000	278,855	2.7%	66,595	$345,450
Thereafter	551,638	-	551,638	4.7%	25,000	$576,638
Total	$732,382	$559,000	$1,291,382	4.5%	$303,651	$1,595,033	4.6

MAA	February 6, 2013	Supplemental Data S-10

JOINT VENTURE OPERATIONS
Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)

	Three Months Ended,		Twelve Months Ended,
	December 31,		December 31,
	2012	2011	2012	2011
Property revenues	$1,701	$2,126	$7,210	$8,143
Property operating expenses	819	1,009	3,519	4,020
Net Operating Income	882	1,117	3,691	4,123

Interest expense	452	574	1,897	2,200
Depreciation and amortization	450	556	1,895	2,272
Other	33	50	122	244
Total Other Expenses	935	1,180	3,914	4,716
Gain (loss) from real estate joint ventures	$(53)	$(63)	$(223)	$(593)

BALANCE SHEET DATA

	December 31,	December 31,
	2012	2011
Gross real estate assets	$149,790	$195,069
Accumulated depreciation	(17,354)	(14,882)
Real estate assets, net	132,436	180,187
Other assets	7,266	7,552
Total assets	139,702	187,739

Notes payable	106,081	131,012
Other liabilities	6,208	7,128
Total liabilities	112,289	138,140

Member's equity	27,413	49,599
Total liabilities and member's equity	$139,702	$187,739

MAA's investment in real estate joint venture	$4,837	$17,006
MAA's pro-rata share of joint venture debt	$35,357	$43,666
MAA's pro-rata share of joint venture gross real estate assets	$49,925	$65,016
Percent of MAA wholly owned gross real estate assets	1%	2%

COMMUNITY DATA (as of end of period)

	December 31,	December 31,
	2012	2011
Number of communities	6	7
Number of units	1,782	2,261

MAA	February 6, 2013	Supplemental Data S-11

2013 GUIDANCE

Full Year
2013 Guidance

Results:
FFO per Share – diluted	$4.73 to $4.93
Midpoint	$4.83
AFFO per Share - diluted	$4.06 to $4.26

Same Store Communities:
Number of Units	41,682
Property Revenue Growth	4% to 5%
Property Operating Expense Growth	3.5% to 4.5%
Property NOI Growth	4% to 6%
Real Estate Tax Expense Growth	5.5% to 6.5%
Physical Occupancy	95% to 96%

Transaction/Investment Volume:
Acquisition Volume (wholly-owned)	$250 to $300 million
Acqusition Expenses	$1.5 to $2 million
Disposition Volume (wholly-owned)	$150 to $160 million
Development Investment	$40 to $50 million

Debt:
Average Interest Rate	3.8% to 4.0%
Capitalized Interest	$1 to $1.5 million
Leverage (Total Debt/Total Gross Assets)	43% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	55% to 60%

Corporate Expenses:
General and administrative and property management expenses	$37 to $38 million

MAA provides guidance on FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and FFO.